UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2009

MANDALAY MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	00-10039	22-2267658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (310) 601-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective October 27, 2009, the Board of Directors (the “Board”) of Mandalay Media, Inc. (the “Company”) appointed Ray Schaaf as President of the Company and James Lefkowitz as Chief Operating Officer of the Company. Mr. Lefkowitz previously served as President of the Company.

Mr. Schaaf, age 48, has 25 years of digital media experience, including games, content, ecommerce, and mobile industries. Prior to joining the Company, from 2007 to 2009, Mr Schaaf served as president and chief executive officer of Arcadia Entertainment, Inc. From 2005 to 2007, Mr. Schaaf was chief operating officer of Navio, a digital content, ecommerce, and promotions solution provider to Fox Interactive Media, Shockwave, Disney, Sony BMG, EMI, and MasterCard. Prior to Navio, from 2003 to 2005, he was president of publishing at Glu Mobile (previously Sorrent) and president of Intershop, where he oversaw the Americas and APAC operations, managing both operations to profitability. Prior to Intershop, Mr. Schaaf was chief executive officer and president of XMARC, where he launched the first location-based application deployed on a public wireless network. He has also held executive management positions at Veritas Software, NeXT Computers, and Ziff Davis. Mr. Schaaf received his B.S. degree in business from Boston College.

Mr. Lefkowitz, 50, has served as President of the Company since June 2007. He is a 20 year entertainment industry veteran with a wide range of experience in law, business, finance, film and television. Mr. Lefkowitz joined Mandalay from Cantor Fitzgerald (“Cantor”), where he was managing director of Cantor Entertainment. Prior to Cantor, Mr. Lefkowitz was an agent for eight years at Creative Artists Agency, the premiere talent agency in Hollywood, where he represented actors, writers and directors. He began his career as an attorney at the law firm of Manatt, Phelps, and Phillips in Los Angeles. He subsequently worked for six years as a business affairs executive at Walt Disney Studios and Touchstone Pictures. Mr. Lefkowitz is a graduate of the University of Michigan School of Business Administration and Michigan Law School.

Neither Mr. Schaaf nor Mr. Lefkowitz have any family relations with any directors or executive officers of the Company.  There are no transactions to which the Company is a party and in which Mr. Schaaf or Mr. Lefkowitz has a material interest that are required to be disclosed under Item 404(a), as modified by Item 404(d)(1) of Regulation S-K.

The Company and Mr. Lefkowitz are parties to that certain Employment Letter, by and between the Company and Mr. Lefkowitz, dated as of June 28, 2007, as amended by the Salary Reduction Letter by and between the Company and Mr. Lefkowitz, dated March 16, 2009, the material terms of which were previously disclosed in those Current Reports on Form 8-K filed on July 3, 2007 and March 20, 2009, respectively, which are incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

On October 28, 2009, the Company issued a press release announcing the appointment of Mr. Schaaf as President of the Company, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press Release dated October 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANDALAY MEDIA, INC.

	By:	/s/ James Lefkowitz
James Lefkowitz
Dated: November 2, 2009		Chief Operating Officer